Exhibit 10.2

April 30, 2018

TO:                           SL Green Realty Corp.

420 Lexington Avenue, 19th Floor

New York, New York 10170

Attn:  Chief Legal Officer

The undersigned (“Executive”) hereby consents to the reduction of the aggregate per annum minimum base salary payable pursuant to Section 3(a) of the Amended and Restated Employment and Noncompetition Agreement between SL Green Realty Corp. and Executive, dated as of February 10, 2016 (the “Employment Agreement”), from $1,350,000 to $1,250,000, which reduction shall be effective for calendar year 2018 (retroactive to January 18, 2018), and that such reduction in salary shall not constitute Good Reason (as defined in the Employment Agreement).

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Letter Agreement as of the date first written above.

SL GREEN REALTY CORP.

By:	/s/ Andrew S. Levine
Name:	Andrew S. Levine
Title:	Chief Legal Officer, General Counsel and Executive Vice President

EXECUTIVE

By:	/s/ Marc Holliday
Name:	Marc Holliday